Annual Report

                                                            [Logo]
                                                       THE GABELLI
                                                           GLOBAL
                                                           MULTIMEDIA
                                                           TRUST INC.

                                December 31, 1996
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                                        [Logo]
                                   THE GABELLI
                                       GLOBAL
                                       MULTIMEDIA
                                       TRUST INC.

Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and inter-dependent economic world.

            Investment Objective:

            The Gabelli Global Multimedia Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective.

                    This report is printed on recycled paper.
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To Our Shareholders,

      In the fourth quarter of 1996, we experienced one of the most breathtaking rallies in stock market history. Investors saw the Clinton victory, combined with the Republicans retaining control of Congress, as the best of all possible worlds and poured money into equities. Blue chip stocks led the post-election charge, with the Standard & Poor's 500 Index (S&P 500) and the Dow Jones Industrial Average (DJIA) surging to record levels. This strong fourth quarter capped a second great year for U.S. equities, concluding one of the best two-year periods in history.

                                                 [Photo of Mario J. Gabelli]

                                                            [Logo]
                                                       THE GABELLI
                                                           GLOBAL
                                                           MULTIMEDIA
                                                           TRUST INC.

      For the twelve months ended December 31, 1996, The Gabelli Global Multimedia Trust Inc.'s ("Multimedia Trust") net asset value per share increased 9.4% to $8.10 on December 31, 1996. This compares to the average 16.3% increase of the 30 open-end Global Funds tracked by Lipper Analytical Services. For the fourth quarter ended December 31, 1996, the Fund increased 0.6%. Since its inception on November 15, 1994, the Multimedia Trust's net asset value has achieved a 25.8% total return after adjusting for the rights offering and all distributions. This equates to an 11.4% average annual return.

      The Multimedia Trust's common shares ended the fourth quarter at $6.875 per share on the New York Stock Exchange, an increase of 5.4% for the quarter and 7.4% for the year. The common shares have increased 0.2% since inception after adjusting for all distributions and the rights offering.

THE PORTFOLIO OVERVIEW

Global Allocation

      The chart at the right represents the Multimedia Trust's holdings by geographic region as of December 31, 1996. The geographic allocation will change based on current global market conditions. Countries and/or regions and companies represented in the chart and below may or may not be included in the Multimedia Trust's portfolio in the future.

[The following table was represented as a pie graph in the printed material.]

                    HOLDINGS BY GEOGRAPHIC REGION - 12/31/96

                      United States                  71.3%
                      Europe                          9.4%
                      South America                   6.7%
                      Canada                          6.4%
                      Asia/Pacific Rim                6.2%

Equity Mix

      The Multimedia Trust's investment premise falls within the context of two main investment universes: 1) companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and 2) companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, this includes the broad scope of communications-related services such as basic voice and data.

      The chart to the right depicts our equity mix of the copyright/creativity and distribution companies in our portfolio as of December 31, 1996.

[The following table was represented as a pie graph in the printed material.]

                      Copyright/Creativity           40.6%
                      Distribution                   59.4%



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BARRON'S 1997 Roundtable

      We thought we would share with you excerpts from BARRON'S 1997 Roundtable interview with our Chief Investment Officer. Discussion of individual companies is not necessarily reflective of the Fund's entire portfolio.

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                      =====================================
                                    BARRON'S
                                   ROUNDTABLE
                                        o
                                  MARIO GABELLI
                               ARCHIE MACALLASTER
                                    JOHN NEFF
                                  MARC PERKINS
                                  MICHAEL PRICE
                                   JIM ROGERS
                                  OSCAR SCHAFER
                             CARLENE MURPHY ZIEGLER
                                  FELIX ZULAUF
                      =====================================
                       (the following has been excerpted:)

                                 Playing Themes

            Our panelists scour the globe for underappreciated stocks

Barron's 1997 Investment Roundtable features an avalanche of ideas - mega-cap and micro-, foreign and domestic, straight equity and derivative - about profitable ways to engage with the markets this year. This second of three Roundtable installments is a distillation of the mid-section of our marathon Jan. 6 gabfest. And it's dominated by the four panelists we put on the stockpicking hot seat during that stretch: Felix Zulauf, Mario Gabelli, Carlene Ziegler and Mike Price (in the order that we grilled them). But it includes, too, considerably more than two cents' worth of (frequently contrary) opinions from the other five stalwarts who graced the table.

      The stocks Felix, Mario, Carlene and Mike came prepared to talk about range from a play on the Polish economy (no kidding) to a little company that's tearing up the ski slopes; from restructuring stories to consolidation dreams. Then there's Mario's "Hall of Shame," and even one single solitary short - but it does encompass an entire market.

      So what are they? For all the juicy details, read the Q&A that follows these brief bios of the knights of the Roundtable who take their stockpicking turns in this issue.
                                                            - Kathryn M. Welling

Mario Gabelli: Iconoclastic, irrepressible, ingenious and indefatigable. The erstwhile auto analyst from the Bronx is chairman and chief investment officer of Gamco Inc., the money-management firm otherwise known as Gabelli Asset Management. Mario is also chairman of Gabelli Funds Inc., the adviser to the Gabelli family of mutual funds.

PART 1: Outlook on the Economy and Stock Market

Q: Mario, what kind of economy do you see?

Gabelli: Oh, 1997 should be another good year, with GDP up about 2% to 3%. We talked a year ago about seeing the early part of a global recovery in '97, but that seems a little further off now. Still, with the currency changes taking place, you could see a pretty decent economy in the second half in Germany and France. Hungary, Poland, the Czech Republic are reasonably strong. Latin America's reasonably good. Southeast Asia, ex-Japan, and the 3.5 billion new consumers around the world, have a pretty good appetite for American goods. Overall, the export side of the house - even with the recent strength of the dollar vis-a-vis the yen and the mark - should be decent. The outlook for '98 is not clear. But for '97, I'm in the 2% inflation camp, trickling up to 3% to 3 1/2% by year-end, and I see long interest rates backed up to a level of stability around 6 3/4% to 7 1/4%.

Q: Everyone always says that.

Gabelli: No. A year ago, long rates were 6.05%, and I argued they would back up to 6 1/2% to 6 3/4% - as they have.

Q: Mario, what's in store for the stock market ?

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Gabelli: I don't see the market helped by rate changes. Profits, I see up 7%, more or less. So I don't see any gremlins there, though I watch for them. Earnings surprises are clearly the wild card for the market. Valuations are not outrageously high. The flow of funds is incredibly positive. The net inflow into mutual funds in '96 was about $200 billion, compared with $100 billion net in '95. Corporate buybacks announced were about $130 billion in '96. Only completed about $30 billion. But even that is a big number. Corporate dividends were about $100 billion. There are a couple of other elements. The buying of U.S. stocks by non-U.S. holders I see accelerating. So I see the money flow into mutual funds continuing, though it's hard to make the case that it will go up at a higher incremental rate.

     But the big number is not any of those. It is acquisitions. In 1996, we announced $1 trillion on a global basis, $659 billion in the U.S. So whatever we see in mutual fund inflows, dividends, buybacks, net foreign investments will be a paltry number relative to transactions, many of which are for cash.

Q: Isn't that circular? One reason you've had this M&A boom is that the stock market is so high. If it were to drop off for some reason, mergers would, too.

Gabelli: No. In 1995, there were $200 billion in cash deals, retiring shares and putting cash in investors' hands. In 1996, I don't have the final number. Counterbalancing that, last year there was about $48 billion raised in IPOs, which take cash out of the market and put shares in. And another big chunk of cash left the U.S. in '95 to go into foreign markets. But that is a loop. In 1997, that flow of funds is still going to be enormously powerful. Deals will be at an all-time record. Whether, as you saw Gillette do with Duracell, paper will be swapped for paper, or whether cash is exchanged for paper, it's all recycled. I would guess the entire world did $1.2 trillion worth of deals in 1996. In 1997, you are going to see more Boeing/McDonnells. Megadeals like Philip Morris buying Pepsi-Cola. American Express and someone. GTE buying British Telecom.

Q: In any event, is your point that this is going to keep the stock market going up?

Gabelli: Let me keep going. I don't think 1997 is going to be a year in which "three-peats" happen. The Lakers and the Celtics and the Bulls may have been able to do it. But I don't think the market is going to make it three championship seasons in a row. So 1997, even with its powerful flow of funds, will not see another big uplift. However, in light of the powerful flow of funds and all the deal activity, it's going to be a fertile year to get in front of themes like the consolidations in certain industries.

Q: Utilities?

Gabelli: They're one example. Banks. Brokers. Money managers. There's an incredible consolidation going on in the money-management business!

Q: Does lightning strike twice?

Gabelli: Hit me!

Q: So it will be a terrible market year except for investors?
Gabelli: I didn't say "terrible." I am not where John is, down 15% to 20%.

Neff: I said zip, though, for the year.

Gabelli: That's where I am, as well, for the whole year. More volatility in the market. The flow of funds is so powerful that it doesn't allow a material downdraft from here. At the same time, the places you make money are in spinoffs, split-ups, corporate transactions. On March 14, 1994, when GE went after Kemper, I said that signaled a third wave of takeovers. Each year since, we have seen progressively more, and 1997 is going to be the year of the global behemoths. Scale economics on a global basis are at work. When you see British Telecom buying MCI and then you see GTE thinking about buying British Telecom, it's just phenomenal. The Boeing/McDonnell Douglas and Gillette/Duracell are just a taste of what you will see. And when you have a stock that's up 20 points in a day, you're going to say, "Hey, what else can I buy that's going to be bought?" You are going to have all the speculative fervor of 1986-87, or 1968 -69. Whenever Charlie Bluhdorn was around and Jimmy Ling.

PART 2: Gabelli Talks Stocks

Gabelli: In the 'Nineties, one of the themes is consolidation. That is, to buy a fragmented industry, get the benefit of synergistic dynamics at work. Eliminate overhead. Use scale economics in the financial and operating areas. We've talked in years past about consolidations in the banks, the brokers, the broadcasters. I added to that the defense industry, the Baby Bells and utilities a year ago.

Gabelli: Cash flow. I'm going to give you a bunch of stocks in discrete industries, but all have one common characteristic: a lot of cash. The first is GC Cos., symbol GCX, the old General Cinema. Harcourt spun it off to their shareholders. The stock closed last week [Jan. 3] at 35. There are 7.8 million shares; fiscal year ends October. They operate theaters, 1,159 screens in 189 locations. The company has about $10 a share in cash, no debt. They have $50 million invested in venture capital, where their record has been lackluster. They will sell a deal, take writeoffs and obfuscate all of the

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                                 GABELLI'S PICKS
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                                                                         Price
Company                                          Sym.         Exch.      1/6/97
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GC Cos.                                          GCX          NYSE       36 1/4
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BHC Comm                                         BHC          ASE       102 3/8
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Gray Comm                                        GCS          NYSE       19 1/4
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Int'l Family Ent                                 FAM          NYSE       16 5/8
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BET                                              BTV          NYSE       29 1/2
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Liberty  Media                                   LBTYA        NNM        28 3/8
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HSN                                              HSNI         NNM        23
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Viacom                                           VIA          ASE        34
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Time Warner                                      TWX          NYSE       37 1/4
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================================================================================

values. EBITDA in the theater business is about $40 million. You could probably sell those theaters today for $320 million-$480 million. The company announced a major change in direction within the last month or so: They are going to buy back one million shares. This is a classic value investment.

Q: The stock hasn't done much, has it?

Gabelli: No, it's traded between 28 and 40. Full disclosure: I own a million shares and I'm nibbling at it; constantly buying.

      One last company in this cash camp, which will segue into an area that you might have an interest in. I'm going to talk about BHC Communications. Stock is at 100, on the Amex. There are 23.9 million shares outstanding - 24 million for Archie. That's a $2.4 billion market cap. What you get is a company with $1.3 billion in cash, no debt. A company that owns three television stations, in L.A., New York and Portland, probably worth another $1.2 billion. Then they own five million shares of United Television Inc., which sells at 87. So, marked to market, that's another $500 million. Marked to model.

Q: Marked to what?

Rogers: To valuations he made up in his model.

Gabelli: Marked to my model of the value of the business, based on what would be paid by a company that wanted to buy the entire enterprise, the company is worth $130 million more than market.

MacAllaster: Herb Siegel [chairman and CEO] is never going to sell.

Gabelli: My point is, you get their network for free. They own a half-interest - and Paramount Television Group owns the other in the United Paramount Network, UPN, which is the fifth network, or fourth or sixth, depending on who's counting, but most likely the fifth or sixth. That network, if it works, could have substantial value down the road. So BHC is attractive. That leads me into the consolidation in the broadcasting industry. Last year, we talked about three broadcasters. They were taken over. This year, I'll just talk about one in a little more detail, Gray Communications Systems. Gray operates in what I call "Bubba country," Lexington and Hazard, Ky.; Augusta, Albany and Thomasville, Ga.; Panama City and Tallahassee, Fla.; and Knoxville, Tenn. There are 8.1 million shares. It's run by two outstanding value managers. The stock is 17 1/2. Earnings for 1997 should be 55 cents. They go to 90 cents, $1.25, $1.65. By 2000, the company will have only $140 million of debt. They will have a private-market value marked to model based on a terminal multiple for both its newspapers and TV stations - of about $60 a share. I'm buying as much as I can.

Q: What's the cash flow?

Gabelli: Substantial. EBITDA in 1997 is $40 million, by the year 2001 it goes to $55 million.

Gabelli: Now, to Alan's favorite subject: cable. I want to talk about 3.5 billion new eyeballs, i.e., consumers around the world who have an insatiable appetite for American goods and services.

Perkins: Are they interactive couch potatoes?

Gabelli: As you know that is a trademark of Gabelli & Co. and you should bow your head when you say it.

Q: Or pay a royalty.

Gabelli: We all know about what happened to cable in 1996: Satellite bloodied the industry. The concern that telephone was going into cable damaged it. Cable stocks, on balance, fell 40%. But let's look at the positives. First, satellite has four million new consumers. Anyone who has a DirecTV views it as an exceptionally attractive product. I bought it for my house in Moose, Wyo. It works. It's fabulous. Easy to use.

Gabelli: That four-million-user delivery system is growing probably 25%-50% a year over the next several years. But DirecTV has to pay for programs. So if you're an International Family Entertainment with the Family Network, they have to pay you. And, since they don't have nearly as many subscribers as, say, TCI [Tele-Communications Inc.], they pay you a higher-than-average rate. So Family Entertainment is getting 20 cents per set of eyeballs as opposed to 11 cents. Secondly, it's getting incremental growth in eyeballs at an accelerating rate. Enlarging its advertising base. So a Family Entertainment has a powerful uplift to its revenue stream. Family Entertainment, symbol FAM, is run by our dear friends in Virginia. It closed Friday [Jan. 3] up 1 3/8, to $17. And 17 times 48 million shares is an $850 million market value. There's about $140 million of debt. The Family Channel itself had a cash-flow run rate in the fourth quarter of $100 million. So it's selling at 8.5 times. They also own 72% of FiT TV, which is 10% owned by Liberty, 10% by Reebok, and is cash-flow negative. They have a piece of a cable channel in China. They gave up on the Pakistani telephone venture after they read my comments last year in Barron's. Have a piece of an equity in Latin America. They got out of their cable channel in the U.K., but took back a 5% stake in the buyer, Flextech

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PLC, a U.K. company controlled by TCI's TCI International unit. Bottom line:
This stock, if they had nothing else, would be worth probably $28-$30 a share. Family Channel's EBITDA margins are growing substantially. They've started originating better programming through MTM Entertainment, their Mary Tyler Moore production company, on Family Channel. That's increasing its penetration. I think the company will be sold. Pat Robinson has a problem. He doesn't want to give up the 700 Club, which has a time slot in prime time. The buyer has to find a way to let him not give that up. The second cable programmer I like is Black Entertainment, or BET Holdings. I recommended it at 16. I recommended it at 23. It's 29. This wonderful niche market, Bob Johnson dominates. He's in front of 98% of African-American households in the U.S. He bought back three million shares from Warner. There are 17.5 million outstanding. They had $1.20 in fiscal '96 earnings, the year ends in July. This year they'll do about $1.40-$1.45. They have some start-up ventures, BET On Jazz. It is going cash-flow negative by about $6 million.

     The third company I want to talk about is Liberty Media, my favorite in this area. There are 185 million shares; the stock is 28. But they've just announced a 3-for-2 split.

Q: Where did you recommend that last year?

Gabelli: At 29, probably. FAM has also split since last year, I recommended it at the equivalent of 13 1/2. Liberty Media has about $45 of asset values [all figures pre-split]. They converted their ownership of Turner into about 55 million shares of Time Warner. They've announced plans to spin that off to the shareholders. That's about $11 of value in Spinco. So I'm really buying the stock at $28 today minus the $11, or for $17 a share, pre-split. There are 185 million shares, no debt, $300 million in cash. You get 49% of the Discovery Channel, which is one of the best in cable - travels well globally. You get a piece of QVC. A piece of Family, of Black Entertainment. A piece of a whole series of sports networks. The company is buying back its own stock. This is a terrific way to capture eyeballs on a global basis.

      Another company I'm going to recommend is new, HSN Inc., symbol HSNI. It's the merger of Silver King Communications, Savoy Pictures and Home Shopping Network, Barry Diller's vehicle for fame and success, or ignominy and defeat. There are about 57 million shares out not including Diller's 10 million options. He is motivated to make this succeed! The stock is trading at 24. There's a 273-page merger document out, you can read it. But there are only two pages you need to read.

Q: You're not going to read it .

Gabelli: I've read it; you can, too.

Q: We meant here.

Gabelli: Only page 141, which has the projections, and page 171, which has the balance sheet. There are a couple of technical issues dealing with their ownership of TV stations. But essentially, I think Home Shopping Network becomes a wonderful vehicle for Barry Diller. I don't have any numbers. It's a $1 billion speculation. The station licenses could have substantial value, if something called duopoly - that is, the one-TV-station-per-market rule - is changed. Also a lot of changes could take place in cable because of something called "must-carry," an FCC rule that the Supreme Court is looking at. If duopoly happens and must-carry stays, the stock triples.

Q: And if it's the other way around?

Gabelli: You will have some short-term fluctuations in the stock.

Q: Let me ask, is this going to be home shopping exclusively?

Gabelli: No. Home Shopping has been turned around. They're doing a good job on the basics. Getting more per consumer in terms of fulfillment, cash flow. I'll give you some numbers that are very achievable based on what he created at QVC and what it did: EBITDA in Home Shopping Network in 1996 were estimated at $70 million on $1.1 billion of revenues. They go to $125-$165-$200-$235-$275 million. This will become much more visible when QVC, which Comcast owns, goes public at some point. I think Barry is thinking of creating "city television," something that appeals to the urban viewer, because that's where his stations are. He clearly is one of those gifted individuals who understand in a three-, four-,five-dimensional way, what the viewer wants to see. He has done it at Paramount, Disney, Fox. He is terrific. He's going to do it again, even if he doesn't have scale economies.

Q: What else, dare we ask?

Gabelli: Time Warner and Viacom. Viacom at 35. I think Sumner Redstone sells a piece of the radio stations, or all of them, sells a piece of Blockbuster, focuses on the basic business. It's not a cable play but a cable-network play. Time Warner, I can always talk about. With the Turner deal behind them, they will resolve their issues with US West Media and that should work exceptionally well.

Q: Well, thank heavens. I mean, thanks, Mario.

                                                        Reprinted by Permission.
                                     The views expressed in this article reflect
                                        those of the portfolio manager as of its
                                                    writing. The manager's views
                                         are subject to change at any time based
                                                 on market and other conditions.

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Let's Talk Stocks

      The following are stock specifics on selected holdings of the Multimedia Trust. Favorable EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

BC TELECOM Inc. (BCTL - $21.63 - TSE) is a full-service telecommunications company operating in British Columbia, Canada. Its major investor is GTE Corporation (GTE - $45.50 - NYSE), which owns 52% of the company. We estimate the private market value of BCTL to be $50 per share. Its basic telephone operations provide service to more than two million telephone lines and are growing at twice the Canadian industry average. BCTL's crown jewel is a rapidly growing cellular phone company which currently serves more than 270,000 subscribers. We expect BCTL to take advantage of the deregulatory trend in Canada by entering new businesses in which they are now allowed to participate.

Grupo Televisa S.A. (TV - $25.625 - NYSE) is a Mexican-based entertainment company that dominates the Spanish speaking world through its fully integrated mix of content and distribution. The stock has suffered in line with the Mexican market and economy. Nevertheless, it remains an excellent vehicle for accessing the growth in disposable income among the Spanish speaking population on a global basis. Its business mix includes film, music, cable television and broadcasting. Grupo Televisa also has valuable holdings in PanAmSat Corporation (SPOT - $28.00 - NASDAQ) and Univision Communications Inc. (UVN - $37.00 -
NYSE).

Pacific Telecom, Inc. is a Vancouver, WA-based telecommunications company, whose primary business is delivering local exchange services to rural and suburban markets across the western and mid-western states. Pacific Telecom also has cellular telephone interests in 29 rural and metropolitan markets representing about two million POPS. Effective September 27, 1995, Pacific Telecom's majority shareholder, PacifiCorp., acquired the remaining shares it did not previously own at a price of $30.00. We believe the intrinsic value of Pacific Telecom to be in excess of $50.00 and are seeking dissenters rights to capture this value for our shareholders. We placed PacifiCorp in our Hall of Shame for the way it froze out minority shareholders.

Renaissance Communications Corporation (RRR - $35.75 - NYSE) owns and operates a diversified group of six television stations in Dallas/Ft. Worth, Miami/Ft. Lauderdale, Sacramento, Hartford/New Haven, Indianapolis and Harrisburg. Four are affiliates of the Fox Network and the other two are affiliates of the WB Network. The company has agreed to merge with a subsidiary of the Tribune Company by receiving $36.00 per share in cash.

Seagram Company Ltd. (VO - $38.75 - NYSE), with its 1995 purchase of an 80% interest in MCA from Matsushita Electric Industrial Co. for $5.7 billion, operates two global businesses: beverages and entertainment/communications. Seagram produces and markets distilled spirits, wines, fruit juices and mixers. Major beverage brands include Chivas Regal, Absolut, Martell, Mumm, Crown Royal, Seagram's Gin and Tropicana and Dole fruit juices. MCA's film and entertainment activities feature Universal Studios. MCA also has music and recreation operations. We estimate that Seagram's PMV exceeds $50 per share.

Telecomunicacoes Brasileiras SA (Telebras) (TBR - $76.50 - NYSE) is the Brazilian government-controlled monopoly telecommunications holding company consisting of 28 subsidiaries serving 13.9 million telephone lines and 2.1 million cellular customers in a country with a population of 160 million. The penetration rate is less than 9% for telephone and 1% for cellular. The stock is attractively priced at less than four times our estimate of 1996 cash flow. Future opportunities include the prospects of privatization, strong line growth and improvements in efficiency. The company is benefiting from an improved rate structure which allows the company to recoup inflation-related cost increases on a more consistent basis.

Telefonica de Espana (TEF - $69.25 - NYSE) is a diversified telecommunications service provider offering services to more than 15 million lines. The company also services a fast growing cellular subscriber base which now exceeds 2.0 million subscribers. We consider TEF an ideal way to invest in Latin America, with a diversified portfolio of telecommunications operators in the region. Its portfolio of publicly-traded Latin American companies includes: Compania de Telefonos de Chile, Telefonica de Argentina S.A. and Compania Peruana de Telefonos. TEF also holds interests in non-public Latin American telecom operators in Mexico, Colombia, Puerto Rico, Uruguay and Venezuela. The company's long-term strategy is to create a Pan-American network, leveraging the Spanish-speaking world.

Tele-Communications, Inc./Liberty Media Group (LBTYA - $28.5625 - NASDAQ) owns a collection of interests in some of the most powerful programming entities in the world. Liberty Media is the second largest investor in Time Warner Inc.


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(TWX - $37.50 -NYSE), the world's largest media company. Liberty Media, News
Corporation Limited (NWS - $20.875 - NYSE), and Tele-Communications International, Inc. (TINTA - $13.25 - NASDAQ) have created a global sports joint-venture, called Fox Sports, that will offer an integrated package of sports programming across network broadcast, national cable, and regional cable channels. Liberty's 49% owned Discovery Communications is a major advertiser-supported basic cable network that includes the flagship Discovery Channel, The Learning Channel, and developing businesses such as Discovery Europe and Animal Planet. We consider Liberty Media to be ideally positioned to benefit from expanding distribution channels, including direct broadcast satellite ventures like DirecTV and the Internet.

Time Warner Inc. (TWX - $37.50 - NYSE), having completed its acquisition of Turner Broadcasting, is the world's largest diversified media and publishing company. The combined companies will have more than $21 billion in revenues and control a host of powerful media brands, such as CNN, Warner Brothers film, HBO, and Time magazine. Under the leadership of Chairman Gerald Levin and Vice-Chairman Ted Turner, Time Warner is now focused on reducing debt and simplifying its capital structure. Achievement of both goals would be greatly aided by a successful restructuring of the Time Warner Entertainment partnership with U.S. West Media Group. Time Warner's holiday film, Space Jam, starring Michael Jordan and Bugs Bunny was a hit at the box office.

Viacom Inc. (VIA - $34.50 - ASE), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. Following its acquisitions of Paramount Communications and Blockbuster Entertainment, the company is now divesting non-core assets to reduce debt and is focusing on the global expansion of its media franchises. The company has divested its cable systems subsidiary in a transaction with Tele-Communications, Inc. which has reduced Viacom's debt by $1.7 billion and the number of common shares outstanding by about 4%. Viacom is well-positioned in music (notably MTV) and cable networks such as Nickelodeon, USA (50% interest) and the Sci-Fi Channel.

Multimedia Trust Share Buyback

      At a special meeting of the Board of Directors on July 3, 1996, the Board authorized the repurchase of up to 500,000 shares of the Multimedia Trust's outstanding shares. The Multimedia Trust may from time to time purchase shares of its capital stock in the open market when the shares are trading at a discount of 10% or more from the net asset value of the shares. Through December 31, 1996, 180,000 shares were repurchased in the open market.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, quarterly reports, closing prices, IRAs, 401(k)s and other current news. You can also send us e-mail at closedend@gabelli.com.

In Conclusion

      As always, we are focusing on the individual stocks in the Multimedia Trust's portfolio. By concentrating on niche industry groups and individual companies that can do well independent of prevailing economic and broad market trends, we believe we are well-positioned to prosper, even in a less generous market environment. Our investment philosophy is simple and straightforward: buying good businesses cheap will generate consistently superior returns.

      In closing, we thank you for your confidence in our investing abilities and will strive to achieve our shared investment objective of strong risk-adjusted returns.

                                        Sincerely,

                                        /s/ Mario J. Gabelli

                                        Mario J. Gabelli, CFA
                                        President and Chief Investment Officer

February 3, 1997

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                               December 31, 1996

                                                                       Market
     Shares                                                 Cost        Value
     ------                                                 ----        -----
COMMON STOCKS -- 83.4%
COPYRIGHT/CREATIVITY COMPANIES -- 33.9%
               Advertising -- 0.0%
        200    Havas Advertising, S.A. ................  $   19,126   $   22,158
        200    Publicis SA ............................      13,971       17,418
                                                         ----------   ----------
                                                             33,097       39,576
                                                         ----------   ----------
               Cable Programmers -- 6.9%
      3,000    BET Holdings, Inc., Class A+ ...........      52,188       86,250
     15,000    CANAL+, Sponsored ADR ..................     431,000      662,428
     25,000    Flextech plc+ ..........................     163,093      290,054
     25,000    Gaylord Entertainment
                 Company, Class A .....................     552,342      571,875
     40,000    HSN, Inc.+ .............................     852,384      950,000
    100,000    International Family
                 Entertainment, Inc., Class B+ ........   1,468,980    1,550,000
     75,000    Tele-Communications, Inc./
                 Liberty Media
                 Group, Class A+ ......................   1,896,038    2,142,188
                                                         ----------   ----------
                                                          5,416,025    6,252,795
                                                         ----------   ----------
               Diversified Publishers -- 11.6%
      8,500    American Media Inc., Class A+ ..........      65,800       49,937
     10,000    Arnoldo Mondadori Editore
                 SpA ..................................      63,827       81,357
      4,000    Belo (A.H.) Corporation ................     130,539      139,500
      2,500    Central Newspapers, Inc.,
                 Class A ..............................      71,479      110,000
      1,040    CEP Communications .....................      92,284       73,441
      4,000    Dow Jones & Company Inc. ...............     144,950      135,500
        700    Filipacchi Medias ......................      87,284      155,780
     30,000    Golden Books Family
                 Entertainment, Inc.+ .................     302,154      333,750
      2,000    Harcourt General, Inc. .................      80,725       92,250
     16,000    Harte-Hanks
                 Communications Inc. ..................     356,367      444,000
      7,000    Houghton Mifflin Company ...............     312,401      396,375
     60,639    Independent Newspapers plc
                 ORD ..................................     177,182      313,398
     11,000    Knight-Ridder, Inc. ....................     313,659      420,750
      9,000    K-III Communications Corp.+ ............      90,000       96,750
     20,000    Lee Enterprises, Incorporated ..........     393,038      465,000
     12,000    Media General, Inc., Class A ...........     340,225      363,000
     18,000    Meredith Corporation ...................     478,650      949,500
     60,000    Nation Multimedia Group ................      95,837      175,411
    100,000    New Straits Times
                 Press Berhad .........................     319,511      578,218
    100,000    Oriental Press Group ORD ...............      41,863       44,929
     10,000    Playboy Enterprises, Inc.,
                 Class A ..............................      97,125      101,250
     80,000    Post Publishing Company Ltd. ...........     219,014      171,513
     45,000    Providence Journal Company,
                 Class A+ .............................     675,000    1,378,125
     30,000    Pulitzer Publishing Company ............     940,587    1,391,250
      3,000    Reader's Digest Association,
                 Inc., Class B ........................     112,675      108,750
     50,000    Singapore Press Holdings, Ltd. .........     760,993      986,207
    600,000    South China Morning Post
                 Holdings ORD .........................     402,970      496,477
        300    SPIR Communication .....................      23,329       28,549
      5,000    Thomas Nelson Inc. .....................      59,563       74,375
      4,000    Times Mirror Company,
                 Class A ..............................      76,575      199,000
     50,000    Times Publishing Ltd. ..................     126,892      112,914
        200    Wiley (John) & Sons, Inc.,
                 Class B ..............................       5,692        6,400
      1,000    Wolters Kluwer NV ......................      90,625      132,789
                                                         ----------   ----------
                                                          7,548,815   10,606,445
                                                         ----------   ----------
               Entertainment Production -- 1.8%
      5,000    All American
                 Communications Inc.+ .................      46,295       67,500
     20,000    All American Communica-
                 tions Inc., Class B+ .................     190,000      200,000
      7,000    Ascent Entertainment
                 Group Inc.+ ..........................     104,708      112,875
      4,000    Cinergi Pictures
                 Entertainment Inc.+ ..................      13,305        7,875
      2,000    DMX Inc.+ ..............................       4,975        2,062
     13,000    EMI Group plc, Sponsored
                 ADR ..................................     192,709      308,620
      7,000    Grammy Entertainment plc+ ..............      67,723       78,584
      3,500    Granada Group plc ......................      35,566       51,636
     10,000    GTECH Holdings
                 Corporation+ .........................     169,281      320,000
      1,000    Harvey Entertainment
                 Company+ .............................      12,857        5,937
      8,000    Katz Media Group Inc.+ .................     105,933       90,000
      1,000    Lancit Media Productions,
                 Ltd.+ ................................      13,040        5,250
        300    NRJ SA .................................      22,694       38,035
        877    People's Choice TV
                 Corporation+ .........................      13,356        5,372
    100,000    Shaw Brothers (Hong Kong)
                 Ltd. .................................     145,929      118,948
     20,000    Spelling Entertainment
                 Group, Inc.+ .........................     152,993      147,500
      3,250    THORN plc, ADR+ ........................      54,979       55,656
      1,700    Tring International Group ..............       3,099          422
                                                         ----------   ----------
                                                          1,349,442    1,616,272
                                                         ----------   ----------
               Global Media and Entertainment -- 10.6%
     69,000    Grupo Televisa S.A., GDR ...............   1,389,523    1,768,125
     25,000    Havas, Sponsored ADR                         498,375      428,125
     21,000    News Corporation Limited,
                 ADS ..................................     413,278      438,375
     21,000    News Corporation Limited,
                 Sponsored ADR
                 Preference Shares ....................     339,847      370,125
      2,000    PolyGram NV ............................     114,825       99,500
     51,000    Seagram Company Ltd. ...................   1,723,346    1,976,250
      1,000    Sony Corporation, ADR ..................      54,114       65,625
     55,000    Time Warner Inc. .......................   2,105,744    2,062,500

                       See Notes to Financial Statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                               December 31, 1996

                                                                       Market
     Shares                                                 Cost        Value
     ------                                                 ----        -----
COMMON STOCKS (Continued)
COPYRIGHT/CREATIVITY COMPANIES (Continued)
               Global Media and Entertainment (Continued)
     55,000    Viacom Inc., Class A+ .................. $ 2,117,875  $ 1,897,500
      8,500    Walt Disney Company ....................     581,719      591,813
                                                        -----------  -----------
                                                          9,338,646    9,697,938
                                                        -----------  -----------
               Hotels/Gaming -- 1.3%
      2,500    Churchill Downs
                 Incorporated .........................     102,432       90,000
      9,000    Hilton Hotels Corporation ..............     134,875      235,125
     15,000    ITT Corporation, New+ ..................     714,675      650,625
     50,000    Ladbroke Group plc .....................     128,134      197,794
      2,500    Quintel Entertainment Inc.+ ............      12,500       23,438
                                                        -----------  -----------
                                                          1,092,616    1,196,982
                                                        -----------  -----------
               Information Publishing -- 0.3%
      2,500    Berlitz International Inc.+ ............      43,500       52,187
     20,000    Data Broadcasting
                 Corporation+ .........................     112,256      140,000
      1,000    Dun & Bradstreet Corp. .................      28,747       23,750
        500    Scholastic Corporation+ ................      30,672       33,625
                                                        -----------  -----------
                                                            215,175      249,562
                                                        -----------  -----------
               Software -- 1.4%
      1,000    Activision Inc.+ .......................       6,415       12,875
      7,000    BBN Corporation+ .......................     170,225      157,500
      1,000    Electronic Arts Inc.+ ..................      22,352       29,937
      2,000    Excaliber Technology
                 Corporation ..........................      32,500       31,500
     15,000    H&R Block Inc. .........................     422,658      435,000
      1,000    Intel Corporation ......................      65,000      130,937
      6,000    Microsoft Corporation+* ................     183,020      495,750
        200    Netscape Communications
                 Corporation+ .........................       2,800       11,375
        100    Pixar Inc.+ ............................       2,200        1,300
                                                        -----------  -----------
                                                            907,170    1,306,174
                                                        -----------  -----------
TOTAL COPYRIGHT/CREATIVITY
  COMPANIES                                              25,900,986   30,965,744
                                                        -----------  -----------

               DISTRIBUTION COMPANIES -- 49.5%
               Broadcasting -- 14.0%
     70,000    Ackerley Communications,
                 Inc. .................................     385,688      822,500
      1,000    Audiofina ..............................      54,505       46,548
      3,000    Baton Broadcasting Inc.+ ...............      19,240       18,771
      7,000    BHC Communications, Inc.,
                 Class A ..............................     544,987      709,625
      3,000    British Sky Broadcasting
                 Group, Sponsored ADR .................      72,400      157,500
     19,875    Can West Global
                 Communications Corp. .................     101,199      207,379
      2,000    Carlton Communications plc,
                 Sponsored ADR ........................      63,625       89,000
     16,758    Chris-Craft Industries, Inc. ...........     560,422      701,741
      2,000    Clear Channel
                 Communications, Inc.+ ................      28,244       72,250
     15,000    Cox Radio Inc., Class A+ ...............     277,500      262,500
        500    Emmis Broadcasting
                 Corporation, Class A+ ................      10,489       16,375
        200    Europe 1 Communication+ ................      44,101       42,389
        750    Evergreen Media Corporation,
                 Class A+ .............................      10,736       18,750
        500    EZ Communications, Inc.,
                 Class A+ .............................       7,911       18,313
      3,560    Fisher Companies Inc. ..................     260,310      348,880
      5,000    General Electric Company ...............     260,875      494,375
      5,000    Granite Broadcasting
                 Corporation+ .........................      58,518       53,125
      4,000    Granite Broadcasting
                 Corporation,
               Preference Shares ......................     266,525      226,000
      5,250    Gray Communications
                 Systems, Inc. ........................     105,950       99,094
     40,000    Gray Communications
                 Systems, Inc., Class B ...............     810,062      680,000
      5,000    Grupo Radio Centro, S.A.
                 de CV, ADR ...........................      42,938       34,375
      4,000    Heritage Media Corporation,
                 Class A+ .............................      57,850       45,000
        750    Infinity Broadcasting Corp.,
                 Class A+ .............................      13,985       25,490
        500    Jacor Communications, Inc.+ ............       6,958       13,688
        700    LaGardere Groupe .......................      12,878       19,206
     25,000    LIN Television Corporation+ ............     763,430    1,056,250
        400    Metropole TV M6 S.A. ...................      35,208       33,295
     30,000    New World Communications
                 Group Incorporated,
                 Class A+ .............................     688,562      757,500
      1,100    Nippon Television
                 Broadcasting .........................     323,764      331,668
      7,500    NTN Communications Inc.+ ...............      43,500       28,594
      5,000    Osborn Communications
                 Corporation+ .........................      37,925       74,453
     50,000    Paxson Communications
                 Corporation, Class A+ ................     498,935      393,750
     60,000    Renaissance Communica-
                 tions Corporation+ ...................   2,086,625    2,145,000
        781    SAGA Communications,
                 Inc., Class A+ .......................       9,712       15,229
      2,000    Scandinavian Broadcasting
                 System S.A.+ .........................      42,023       34,750
     12,500    Sistem Televisyen Malaysia
                 Berhad ...............................      18,259       25,000
     12,500    Sistem Televisyen Malaysia
                 Berhad, Class A+ .....................      18,259       23,168
     50,000    Television Broadcasting
                 Ltd. ORD .............................     187,673      199,754
      2,000    Television Francaise 1 .................     206,188      191,137
     40,000    Tokyo Broadcasting System ..............     655,630      609,924
     10,000    United Television, Inc. ................     763,979      861,250
     40,000    Westinghouse Electric Corp. ............     599,035      795,000
                                                        -----------  -----------
                                                         11,056,603   12,798,596
                                                        -----------  -----------
               Cable -- 5.1%
      3,000    Bell Cablemedia plc, ADR+ ..............      51,880       46,500

                       See Notes to Financial Statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                               December 31, 1996

                                                                       Market
     Shares                                                 Cost        Value
     ------                                                 ----        -----
COMMON STOCKS (Continued)
DISTRIBUTION COMPANIES (Continued)
               Cable -- (Continued)
     30,000    Cablevision Systems
                 Corporation, Class A+ ................ $ 1,229,966    $ 918,750
     12,000    Comcast Corporation,
                 Class A ..............................     202,665      211,500
      1,000    Comcast Corporation,
                 Class A Special ......................      15,612       17,812
      3,000    Comcast U.K. Cable Partners
                 Limited, Class A+ ....................      43,612       40,875
      4,000    General Cable Corporation
                 plc, ADR+ ............................      58,500       66,000
      3,000    International CableTel
                 Incorporated+ ........................      62,325       75,750
      2,000    NYNEX CableComms Group plc,
                 ADR+ .................................      26,750       36,250
      2,000    Rogers Communications, Inc.,
                 Class B+ .............................      12,683       14,250
      5,000    Telewest Communications plc,
                 Sponsored ADR+ .......................     116,432      103,750
     85,000    Tele-Communications, Inc.,
                 Class A+ .............................   1,249,354    1,110,313
     45,000    Tele-Communications Interna-
                 tional, Inc., Class A+ ...............     719,737      596,250
     95,000    United International Holdings,
                 Inc., Class A+ .......................   1,350,645    1,163,750
      5,000    Videotron Groupe .......................      42,106       41,226
      9,000    Videotron Holdings plc, ADR+ ...........     137,923      176,625
        100    Wireless One Inc.+ .....................       1,329          663
                                                        -----------    ---------
                                                          5,321,519    4,620,264
                                                        -----------    ---------
               Consumer Services -- 0.2%
      2,500    Department 56, Inc.+ ...................      57,679       61,875
     10,000    Ticketmaster Group Inc.+ ...............     145,000      121,250
                                                        -----------    ---------
                                                            202,679      183,125
                                                        -----------    ---------
               Entertainment Distribution -- 2.0%
    125,000    Cineplex Odeon Corporation+ ............     171,875      171,875
     23,000    GC Companies, Inc.+ ....................     645,588      796,375
      1,500    Lodgenet Entertainment
                 Corporation+ .........................      13,252       26,625
     19,500    Shaw Communications Inc.,
                 Class B, Conv. .......................     122,708      108,136
     40,000    US WEST Media Group+ ...................     705,819      740,000
                                                        -----------    ---------
                                                          1,659,242    1,843,011
                                                        -----------    ---------
               Equipment -- 0.7%
      6,000    General Instrument
                 Corporation+ .........................     159,588      129,750
      7,000    Lucent Technologies, Inc. ..............     189,000      323,750
      1,000    Northern Telecom Limited ...............      34,956       61,875
      1,000    Philips Electronics N.V.,
                 New York .............................      38,425       40,000
      3,000    Scientific-Atlanta, Inc. ...............      50,804       45,000
                                                        -----------    ---------
                                                            472,773      600,375
                                                        -----------    ---------
               Information Services -- 0.4%
     10,000    Cognizant Corporation ..................     272,637      330,000
                                                        -----------    ---------
               International Telephone -- 12.0%
     80,000    BC TELECOM Inc. ........................   1,435,326    1,730,755
     18,000    BCE Inc. ...............................     631,400      859,500
      5,000    BHI Corporation ........................      78,754       99,688
     28,000    Cable & Wireless plc,
                 Sponsored ADR ........................     564,900      689,500
     12,500    Compania de Telecomuni-
                 caciones de Chile SA,
                 Sponsored ADR ........................     945,122    1,264,063
        500    PT Telefonica del Peru,
                 ADR ..................................      10,250        9,438
    200,000    CPT Telefonica del Peru,
                 Class B ..............................     414,925      372,129
      2,000    Deutsche Telekom AG, ADR+ ..............      37,780       40,750
      6,000    GST Telecommunications,
                 Inc.+ ................................      38,425       53,250
         20    Japan Telecom Co., Ltd. ................     393,221      446,244
         10    Nippon Telegraph &
                 Telephone Corp. ......................      81,575       75,637
      1,000    PT Telekomunikasi Indonesia ............      20,185       34,500
      3,000    Quebec-Telephone .......................      44,083       52,536
      1,800    Telecom Argentina Stet-France
                 Telecom S.A., Sponsored
                 ADR ..................................      69,082       72,675
      1,000    Telecom Corporation of
                 New Zealand Ltd., ADR ................      62,150       81,000
    175,000    Telecom Italia SpA .....................     287,420      454,216
     26,000    Telecomunicacoes Brasileiras
                 SA (Telebras), Sponsored
                 ADR ..................................     834,650    1,989,000
      3,000    Telefonica de Argentina S.A.,
                 Sponsored ADR ........................      64,387       77,625
     31,000    Telefonica de Espana,
                 Sponsored ADR ........................   1,326,643    2,146,750
     14,000    Telefonos De Mexico SA,
                 Class L, ADR .........................     458,967      462,000
                                                        -----------    ---------
                                                          7,799,245   11,011,256
                                                        -----------    ---------
               Satellite Communications -- 2.6%
        100    Asia Satellite Tele-
                 communications Holdings
                 Ltd., Sponsored ADR+ .................       2,583        2,337
     37,000    COMSAT Corporation,
                 Series 1 .............................     818,672      911,125
      6,500    EchoStar Communications
                 Corporation, Class A+ ................     155,827      143,000
     15,000    General Motors Corporation,
                 Class H ..............................     601,063      843,750
      1,000    Globalstar
                 Telecommunications+ ..................      14,472       63,000
      7,000    Orion Network Systems, Inc.+ ...........      68,005       90,125
      1,500    PanAmSat Corporation+ ..................      22,600       42,000
      1,100    PT Indonesia Satellite, ADR ............      36,493       30,113
     19,000    TCI Satellite Entertainment
                 Inc., Class A+ .......................     252,990      187,625
      6,000    U.S. Satellite Broadcasting
                 Co., Inc.+ ...........................     146,675       60,000
                                                        -----------    ---------
                                                          2,119,380    2,373,075
                                                        -----------    ---------

                       See Notes to Financial Statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                               December 31, 1996

                                                                       Market
     Shares                                                 Cost        Value
     ------                                                 ----        -----
COMMON STOCKS (Continued)
DISTRIBUTION COMPANIES (Continued)
               Telecommunications -- 1.1%
      2,000    Bruncor Inc. ...........................  $   34,068    $  45,531
     21,000    Frontier Corporation ...................     431,288      475,125
      1,000    Hellenic Telecommunications
                 Organization S.A. (OTE) ..............      16,553       17,166
      6,000    Metromedia International
                 Group Inc.+ ..........................      65,350       59,250
      2,000    MIDCOM Communications
                 Inc.+ ................................      20,909       17,000
      3,000    NewTel Enterprises Limited .............      45,184       54,396
      3,000    Philippine Long Distance
                 Telephone Company ....................     184,252      153,000
      6,750    Tel-Save Holdings, Inc.+ ...............      62,645      195,750
                                                         ----------    ---------
                                                            860,249    1,017,218
                                                         ----------    ---------
               Telecommunications - Long Distance -- 1.4%
     12,000    AT&T Corp. .............................     438,570      522,000
         50    DDI Corp. ..............................     401,727      329,945
     12,000    Sprint Corporation .....................     287,792      478,500
                                                         ----------    ---------
                                                          1,128,089    1,330,445
                                                         ----------    ---------
               US Regional Operators -- 4.2%
      1,000    Cincinnati Bell Inc. ...................      29,258       61,375
     38,000    C-TEC Corporation,
                 Class B+ .............................   1,055,720      902,500
     18,000    GTE Corporation ........................     616,725      819,000
     64,200    Pacific Telecom, Inc. (a) ..............   1,912,772    1,926,000
      1,000    Pacific Telesis Group Inc. .............      26,800       36,750
        800    Teleport Communications
                 Group Inc., Class A+ .................      12,800       24,400
      2,000    US WEST Communications
                 Group ................................      49,604       64,500
                                                         ----------    ---------
                                                          3,703,679    3,834,525
                                                         ----------    ---------
               Wireless Communications -- 5.8%
     15,000    Aerial  Communications Inc.+ ...........     160,065      121,875
      7,500    AirTouch Communications
                 Inc.+ ................................     209,125      189,375
      6,000    American Paging Inc.+ ..................      41,863       28,125
      6,500    BCE Mobile Communications
                 Inc.+ ................................     211,076      192,557
        825    CAI Wireless Systems, Inc.+ ............       3,837          825
      8,000    Cellular Communications,
                 Inc., Class A+ .......................     244,725      158,000
     50,000    Centennial Cellular Corp.,
                 Class A+ .............................     815,274      606,250
     25,000    Century Telephone
                 Enterprises, Inc. ....................     774,250      771,875
      3,000    Loral Space & Communica-
                 tions Ltd.+ ..........................      42,150       55,125
     10,000    NEXTEL Communications,
                 Inc., Class A+ .......................     108,882      130,625
        800    Omnipoint Corporation+ .................      12,800       15,400
      1,000    Palmer Wireless Inc., Class A+ .........      15,250       10,500
      2,000    Pegasus Communications
                 Corporation+ .........................      28,000       27,500
      2,000    Pittencrieff Communications,
                 Inc.+ ................................       8,500        7,375
      1,000    Qualcomm, Inc.+ ........................      41,625       39,875
     24,000    Rogers Cantel Mobile
                 Communications, Inc.,
                 Class B+ .............................     544,807      465,000
      5,000    Rural Cellular Corp.,
                 Class A+ .............................      50,375       48,125
    400,000    Telecom Italia Mobile SpA ..............     481,275    1,010,540
     25,000    Telephone and Data Systems,
                 Inc. .................................   1,055,963      906,250
      5,000    360(degree) Communications
                 Company+ .............................      81,100      115,625
     22,000    Total Access Communica-
                 tions plc ............................     138,875      151,800
     10,000    U.S. Cellular Corporation+ .............     316,813      278,750
      1,000    WinStar Communications
                 Inc.+ ................................       5,550       21,000
                                                         ----------    ---------
                                                          5,392,180    5,352,372
                                                         ----------    ---------
TOTAL DISTRIBUTION
  COMPANIES ...........................................  39,988,275   45,294,262
                                                         ----------    ---------
TOTAL COMMON
  STOCKS ..............................................  65,889,261   76,260,006
                                                         ----------    ---------
PREFERRED STOCKS -- 1.1%
               Cable -- 0.1%
      2,500    Cablevision Systems
                 Corporation, Series 1,
                 8.500%, Conv. Pfd. ...................      62,500       51,250
                                                         ----------    ---------
               Entertainment -- 0.1%
      4,000    AMC Entertainment, Inc.,
                 $1.75, Conv. Pfd. ....................     105,738      108,000
                                                         ----------    ---------
               Wireless Communications -- 0.9%
     14,141    AirTouch Communications
                 Inc., Series B,
                 6.000%, Pfd. .........................     381,732      385,342
      8,800    AirTouch Communications
                 Inc., Series C,
                 4.250%, Pfd. .........................     390,982      398,200
                                                         ----------    ---------
                                                            772,714      783,542
                                                         ----------    ---------
TOTAL PREFERRED
  STOCKS ..............................................     940,952      942,792
                                                         ----------    ---------
COMMON STOCK WARRANTS -- 0.1%
        640    CEP Communications,
                 Warrants, expires
                 12/31/1997+ ..........................       1,794          517
     42,500    Jacor Communications, Inc.,
                 Warrants, expires
                 09/18/2001+ ..........................     111,563       85,000

                       See Notes to Financial Statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                               December 31, 1996

                                                                       Market
     Shares                                                 Cost        Value
     ------                                                 ----        -----
COMMON STOCK WARRANTS (Continued)
     10,000    Oriental Press Group,
                 Warrants, expires
                 10/02/1998+ .....................   $         0    $       711
                                                     -----------    -----------
TOTAL COMMON STOCK
  WARRANTS .......................................       113,357         86,228
                                                     -----------    -----------
   Principal
    Amount
   ---------
CORPORATE BONDS - 2.1%
               Cable -- 1.9%
$ 1,500,000    HSN, Inc., Conv. Sub. Deb.,
                 5.875%  due 03/01/2006,
                 144A(c) .........................     1,500,000      1,500,000
    300,000    Tele-Communications
                 International, Inc., Conv.
                 Sub. Deb., 4.500% due
                 02/15/2006 ......................       302,314        237,750
                                                     -----------    -----------
                                                       1,802,314      1,737,750
                                                     -----------    -----------
               Entertainment Production -- 0.1%
    100,000    Viacom Inc., Sub. Deb.,
                 8.000% due 07/07/2006 ...........        86,227         97,500
                                                     -----------    -----------
               Equipment -- 0.1%
     22,000    Trans-Lux Corporation,
                 Conv. Deb.,
                 9.000% due 12/01/2005 ...........        22,024         22,220
    100,000    Trans-Lux Corporation,
                 Conv. Deb., 7.500% due
                 12/01/2006 ......................       100,000        100,000
                                                     -----------    -----------
                                                         122,024        122,220
                                                     -----------    -----------
TOTAL CORPORATE
  BONDS ..........................................     2,010,565      1,957,470
                                                     -----------    -----------
U.S. TREASURY BILLS -- 14.2%
 13,067,000    4.724% to 5.030%++
                 due 01/09/1997-
                 02/13/1997 ......................    13,003,069     13,003,069
                                                     -----------    -----------
TOTAL
  INVESTMENTS ............................  100.9%   $81,957,204(b)  92,249,565
                                                     ===========

     Principal                                                          Market
       Amount                                               Cost        Value
     ---------                                              ----        -----
INVESTMENTS SOLD SHORT -- (0.4)%
  (Contract Amount $308,812)
      4,000    Microsoft Corporation ...................    (0.4)%   $ (330,500)
                                                                     ----------

OTHER ASSETS AND
  LIABILITIES (Net) ....................................    (0.5)      (457,121)
                                                            ----       --------
 NET ASSETS ............................................   100.0%    $91,461,944
                                                           =====     ===========

(a)  Security fair valued by the Board of Directors.
(b) Aggregate cost for Federal tax purposes was $82,010,739. Net unrealized appreciation for Federal tax purposes was $10,238,826 (gross unrealized appreciation was $13,465,954 and gross unrealized depreciation was $3,227,128).
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at December 31, 1996 was $1,500,000, representing 1.64% of total net assets.
+    Non-income producing security.
++   Represents annualized yield at date of purchase.
* Security on which a portion of investments sold short was partially written.
ADR- American Depositary Receipt
ADS- American Depositary Share
GDR- Global Depositary Receipt
ORD- Ordinary Share

                                                          %of
                                                          Net           Market
Geographic Diversification                               Assets         Value
--------------------------                               ------         -----
United States ...................................         71.3%      $65,204,141
Europe ..........................................          9.4         8,560,600
South America ...................................          6.7         6,149,118
Canada ..........................................          6.4         5,885,130
Asia/Pacific Rim ................................          6.2         5,662,955
                                                         -----       -----------
  Net Assets ....................................        100.0%      $91,461,944
                                                         =====       ===========

--------------------------------------------------------------------------------
                                Top Ten Holdings
                               December 31, 1996

Telefonica de Espana                  Telecomunicacoes Brasileiras SA (Telebras)
Renaissance Communications
Corporation                           Seagram Company Ltd.
TCI/Liberty Media Group               Pacific Telecom, Inc.
Time Warner Inc.                      Grupo Televisa S.A.
Viacom Inc.                           BC TELECOM Inc.
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1996

ASSETS:
   Investments, at value
    (Cost $81,957,204) .....................................       $ 92,249,565
   Cash ....................................................             99,425
   Receivable for short sales ..............................            308,812
   Dividends and interest receivable .......................            238,221
   Unamortized organization costs ..........................            201,070
   Receivable for investments sold .........................            107,734
   Prepaid expenses ........................................             51,269
                                                                   ------------
       Total Assets ........................................         93,256,096
                                                                   ------------
LIABILITIES:
   Dividend payable ........................................          1,144,761
   Investments sold short, at value
    (Contract amount $308,812) .............................            330,500
   Accrued shareholder communications
    expense ................................................            111,425
   Payable for investment advisory fee .....................             78,991
   Payable for shareholder services fees ...................             50,000
   Accrued expenses and other payables .....................             78,475
                                                                   ------------
       Total Liabilities ...................................          1,794,152
                                                                   ------------
       Net assets applicable to
       11,296,548 shares
       outstanding .........................................       $ 91,461,944
                                                                   ============
NET ASSETS consist of:
   Common stock at par value ...............................       $     11,297
   Additional paid-in capital ..............................         81,230,031
   Distributions in excess of net
    realized gain on investments ...........................            (53,535)
   Undistributed net investment income .....................              2,653
   Net unrealized appreciation of investments ..............         10,271,498
                                                                   ------------
       Total Net Assets ....................................       $ 91,461,944
                                                                   ============
NET ASSET VALUE ($91,461,944 /
     11,296,548 shares outstanding;
     200,000,000 shares authorized
     of $0.001 par value) ..................................              $8.10
                                                                          =====

                             STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996

INVESTMENT INCOME:
   Interest income .........................................       $  1,010,178
   Dividend income (net of foreign
     withholding taxes of $55,872) .........................            882,728
                                                                   ------------
     Total Investment Income ...............................          1,892,906
                                                                   ------------
EXPENSES:
   Investment advisory fee .................................            947,427
   Shareholder communications expense ......................            362,113
   Shareholder services fees ...............................            270,094
   Amortization of organization costs ......................             69,960
   Payroll .................................................             57,712
   Directors' fees .........................................             36,101
   Other ...................................................             27,638
                                                                   ------------
         Total Expenses ....................................          1,771,045
                                                                   ------------
NET INVESTMENT INCOME ......................................            121,861
                                                                   ------------
NET REALIZED AND UNREALIZED
 GAIN/(LOSS) ON INVESTMENTS:
   Net realized gain on securities sold ....................          3,999,071
   Net realized gain on futures transactions ...............             86,002
   Net realized loss on foreign currency
     transactions ..........................................             (2,524)
                                                                   ------------
   Net realized gain on investments ........................          4,082,549
                                                                   ------------
   Net unrealized appreciation of securities,
     investments sold short, foreign currency
     and other assets and liabilities:
       Beginning of year ...................................          7,122,822
       End of year .........................................         10,271,498
                                                                   ------------
   Change in net unrealized appreciation of
     securities, investments sold short,
     foreign currency and other
     assets and liabilities ................................          3,148,676
                                                                   ------------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS ......................................          7,231,225
                                                                   ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ................................       $  7,353,086
                                                                   ============

STATEMENT OF CHANGES INNET ASSETS
--------------------------------------------------------------------------------

                                                                   Year           Year
                                                                   Ended          Ended
                                                                 12/31/96       12/31/95
                                                               ------------   ------------
Net investment income .......................................  $    121,861   $    920,440
Net realized gain on investments ............................     4,082,549      1,929,500
Net change in unrealized appreciation of investments ........     3,148,676      6,924,474
                                                               ------------   ------------
Net increase in net assets resulting from operations ........     7,353,086      9,774,414
Distributions to shareholders from:
  Net investment income .....................................      (121,844)      (906,647)
  Net realized gain on investments ..........................    (4,082,549)    (1,929,500)
  Distributions in excess of net realized gain on investments       (31,812)       (32,880)
Net increase/(decrease) in net assets from Multimedia Trust
  share transactions ........................................    (1,234,828)    18,068,392
                                                               ------------   ------------
Net increase in net assets ..................................     1,882,053     24,973,779

NET ASSETS:
Beginning of year ...........................................    89,579,891     64,606,112
                                                               ------------   ------------
End of year (including undistributed net investment income
  of $2,653 and $5,160, respectively) .......................  $ 91,461,944   $ 89,579,891
                                                               ============   ============

                       See Notes to Financial Statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

                          NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies. The Gabelli Global Multimedia Trust Inc. ("Multimedia Trust") is a closed-end, non-diversified management investment company organized as a Maryland corporation and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long-term growth of capital with income as a secondary objective. The Multimedia Trust had no operations prior to November 15, 1994, other than the sale of 10,000 shares of common stock for $100,000 to The Gabelli Equity Trust Inc. (the "Equity Trust"). On November 15, 1994, the Equity Trust contributed $64,382,764 in exchange for 8,587,702 shares of the Multimedia Trust and immediately thereafter distributed to its shareholders all the shares it held of the Multimedia Trust. Investment operations commenced on November 15, 1994. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Multimedia Trust in the preparation of its financial statements.

      Security Valuation. Portfolio securities which are traded on a stock exchange or NASDAQ National Market System are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, as determined by Gabelli Funds, Inc. (the "Adviser"). Securities traded primarily on foreign exchanges are valued at the closing price immediately prior to the close of the New York Stock Exchange of such securities on their respective exchanges or markets. Securities and assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Board of Directors of the Multimedia Trust. Short-term investments that mature in more than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in that security. Short-term investments that mature in 60 days or fewer are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors.

      Futures Contracts. The Multimedia Trust may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Multimedia Trust's investments. Upon entering into a futures contract, the Multimedia Trust is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Multimedia Trust each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Multimedia Trust recognizes a realized gain or loss when the contract is closed. The net unrealized appreciation/depreciation is shown in the financial statements.

      There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk the Multimedia Trust may not be able to enter into a closing transaction because of an illiquid secondary market.

      Short Sales. The Multimedia may make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in positions in the same or similar securities. A short sale is a transaction in which the Multimedia Trust sells securities it may or may not own in anticipation of a decline in the market price of the securities. To complete a short sale on securities that it may or may not own, the Multimedia Trust must arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Multimedia Trust from the short sale are retained by the broker until the Multimedia Trust replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Multimedia Trust becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Multimedia Trust must pay any dividends or interest payable on securities while those securities are in short position.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

      Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited and therefore exceed the liability reflected in the financial statements, whereas losses from purchases can equal only the total amount invested.

      Foreign Currency. The books and records of the Multimedia Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in unrealized appreciation/depreciation of foreign currency and other assets and liabilities. Unrealized gains and losses of securities, which result from changes in foreign exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/depreciation of investment securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Multimedia Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) from investment securities sold.

      Securities Transactions and Investment Income. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined using specific identification as the cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

      Dividends and Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Multimedia Trust, temporary differences and differing characterization of distributions made by the Multimedia Trust. Permanent differences incurred during the year ended December 31, 1996 resulting from different book and tax accounting policies for currency gains and losses, are reclassified between net investment income and net realized gain at year end. The reclassifications for the year ended December 31, 1996 were a decrease to undistributed net investment income of $2,524 and a decrease to distributions in excess of net realized gain on investments of $2,524.

      Provision for Income Taxes. The Multimedia Trust has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

      Deferred Organization Expenses. A total of $350,000 was incurred in connection with the organization of the Multimedia Trust. These costs have been deferred and are being amortized on a straight-line basis over a period of 60 months from the date the Multimedia Trust commenced investment operations.

2. Agreements and Transactions with Affiliates. The Multimedia Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Multimedia Trust will pay the Adviser on the first business day of each month a fee for the previous month at the annual rate of 1.00% of the Multimedia Trust's average weekly net assets. In accordance with the Advisory Agreement, the Adviser manages the Multimedia Trust's portfolio, makes investment decisions for the Multimedia Trust, places orders to purchase and sell securities of the Multimedia Trust and oversees the administration of all aspects of the Multimedia Trust's business and affairs.

      During the year ended December 31, 1996, Gabelli & Company, Inc. ("Gabelli & Company") and its affiliates received $17,653 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Multimedia Trust.

3. Portfolio Securities. Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $31,629,843 and $25,343,457, respectively, for the year ended December 31, 1996.

4. Capital. The Board of Directors of the Multimedia Trust has authorized the repurchase of up to 500,000 shares of the Multimedia Trust's outstanding common stock. For the year ended December 31, 1996, the

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

Multimedia Trust repurchased 180,000 shares of its common stock in the open market at a cost of $1,234,828 and an average discount of approximately 19% from its net asset value. All shares repurchased have been retired.

  Common stock transactions were as follows:

                                            Year Ended              Year Ended
                                             12/31/96                12/31/95
                                             --------                --------
                                       Shares      Amount       Shares      Amount
                                      --------   -----------   ---------  -----------
  Shares issued via rights offering*      --            --     2,869,137  $18,068,392
  Shares repurchased by the
    Multimedia Trust ...............  (180,000)  $(1,234,828)       --           --
                                      --------   -----------   ---------  -----------
  Net increase/(decrease) ..........  (180,000)  $(1,234,828)  2,869,137  $18,068,392
                                      ========   ===========   =========  ===========

-----------
* On August 11, 1995 the Multimedia Trust distributed one transferable Right for each of the 8,607,411 shares outstanding to shareholders of record on that date entitling each shareholder to acquire with three Rights one newly issued share of Common Stock at the issue price of $6.50 per share. Stock issuance costs, which totalled approximately $581,000, were charged directly against the proceeds of the offering.

5. Industry Concentration. Because the Multimedia Trust primarily invests in common stocks and other securities of foreign and domestic companies in the telecommunications, media, publishing and entertainment industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broader range of investments.

                              FINANCIAL HIGHLIGHTS

Per share amounts for a Multimedia Trust share outstanding throughout each period/year ended December 31,

                                                                1996          1995         1994*
                                                              --------      --------     --------
Operating performance:
Net asset value, beginning of year .........................  $   7.81      $   7.51     $   7.50
                                                              --------      --------     --------
Net investment income ......................................      0.01          0.08         0.03
Net realized and unrealized gain on investments ............      0.63          0.98         0.03
                                                              --------      --------     --------
Total from investment operations ...........................      0.64          1.06         0.06
                                                              --------      --------     --------
Increase/(decrease) in net asset value from Multimedia Trust

  share transactions .......................................      0.02         (0.46)        --
Offering expenses charged to capital surplus ...............      --           (0.05)        --
Distributions to shareholders from:

  Net investment income ....................................     (0.01)        (0.08)       (0.03)
  Net realized gains .......................................     (0.36)        (0.17)        --
  Distributions in excess of net investment income and/or

  net realized gains .......................................     (0.00)(a)     (0.00)(a)    (0.01)
  Paid-in capital ..........................................      --            --          (0.01)
                                                              --------      --------     --------
Total distributions ........................................     (0.37)        (0.25)       (0.05)
                                                              --------      --------     --------
Net asset value, end of year ...............................  $   8.10      $   7.81     $   7.51
                                                              ========      ========     ========
Market value, end of year ..................................  $  6.875      $  6.750     $  7.375
                                                              ========      ========     ========
Net Asset Value Total Return** .............................       9.4%         14.1%         0.8%
                                                              ========      ========     ========
Total Investment Return*** .................................       7.4%          0.4%        (7.9)%
                                                              ========      ========     ========
Ratios to average net assets/supplemental data:

Net assets, end of year (in 000's) .........................  $ 91,462      $ 89,580     $ 64,606
  Ratio of net investment income to average net assets .....      0.13%         1.24%        3.15%+
  Ratio of operating expenses to average net assets ........      1.87%         2.04%        1.74%+
Portfolio turnover rate ....................................      32.1%         86.0%         0.0%
Average commission rate (per share of security)(b) .........  $ 0.0367           N/A          N/A

----------
*   The Multimedia Trust commenced operations on November 15, 1994.
** Based on net asset value per share, adjusted for reinvestment of all distributions and rights offering in 1995.
*** Based on market value per share, adjusted for reinvestment of all distributions and rights offering in 1995.
+   Annualized.
(a) Amount represents less than $0.005 per share.
(b) Average commission rate (per share of security) as required by amended SEC disclosure requirements effective for fiscal years beginning after September 1, 1995.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The Gabelli Global Multimedia Trust Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Global Multimedia Trust Inc. (the "Multimedia Trust") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended, and for the period November 15, 1994 (commencement of operations) through December 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Multimedia Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
February 14, 1997

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

                   FEDERAL INCOME TAX INFORMATION (Unaudited)
                               Calendar Year 1996

Cash Dividends and Distributions

                              Total Amount   Ordinary    Long-Term    Dividend
       Payable      Record        Paid      Investment    Capital   Reinvestment
        Date         Date       Per Share     Income       Gains        Price
     ----------   ----------   ----------   ----------  ----------   ----------
      12/27/96     12/19/96      $0.3750      $0.0893     $0.2857      $6.8950

      A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 1996 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains.

Non-taxable Return of Capital

      The amount received as a non-taxable (return of capital) distribution should be applied to reduce the tax cost of shares. This amount will be reflected on Form 1099-DIV. If the amount of the non-taxable portion exceeds your tax basis, the excess will be taxable as a capital gain.

Corporate Dividends Received Deduction and U.S. Treasury Securities Income

      The Multimedia Trust paid to shareholders an ordinary income dividend of $0.0893 per share on December 27, 1996. The percentage of such dividend that qualifies for the dividends received deduction available to corporations is 20.27%. The percentage of the ordinary income dividends paid by the Multimedia Trust during 1996 derived from U.S. Treasury Securities was 27.64%.

                         Historical Distribution Summary

                                           Short-         Long-
                                            term          term        Non-taxable                  Adjustment
         Annual           Investment       Capital       Capital       Return of        Total          to
         Summary            Income          Gains         Gains         Capital     Distributions  Cost Basis
         -------          ----------       -------       -------      -----------   -------------  ----------
1996 ..................   $ 0.0103        $ 0.0790      $ 0.2857           --         $ 0.3750          --
1995 (a) ..............     0.0788          0.1529        0.0183           --           0.2500          --
1994 ..................     0.0305          0.0010        0.0014       $ 0.0171         0.0500      $0.0171-

----------

(a) On August 11, 1995, the Company distributed Rights equivalent to $0.46 per share based upon full subscription of all issued shares.

- Decrease in cost basis.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

Enrollment in the Plan

      It is the policy of The Gabelli Global Multimedia Trust Inc. ("Multimedia Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Multimedia Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Multimedia Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Multimedia Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                    The Gabelli Global Multimedia Trust Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street Bank and Trust Company at 1 (800) 336-6983.

      Shareholders wishing to liquidate reinvested shares held at State Street Bank and Trust Company must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at such participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Multimedia Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Multimedia Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Multimedia Trust valued at market price. If the Multimedia Trust should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Multimedia Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

      The Multimedia Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

Voluntary Cash Purchase Plan

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Multimedia Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name and participate in the Dividend Reinvestment Plan.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street Bank and Trust Company for investments in the Multimedia Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street Bank and Trust Company will use these funds to purchase shares in the open market on or about the 15th of each month. State Street Bank and Trust Company will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by State Street Bank and Trust Company at least 48 hours before such payment is to be invested.

      For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Multimedia Trust.

        ---------------------------------------------------------------
        The Annual Meeting of the Multimedia Trust's stockholders will be held at 11:00 A.M. on Monday, May 12, 1997, at the Cole Auditorium, Greenwich Public Library in Greenwich, Connecticut.
        ---------------------------------------------------------------

                             DIRECTORS AND OFFICERS

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    One Corporate Center, Rye, NY 10580-1434

Directors

Mario J. Gabelli, CFA
  Chairman

Dr. Thomas E. Bratter
  President, John Dewey Academy

Bill Callaghan
  President, Bill Callaghan Associates

Felix J. Christiana
  Former Senior Vice President
  Dollar Dry Dock Savings Bank

James P. Conn
  Managing Director/Chief Investment Officer,
  Financial Security Assurance Holdings Ltd.

Karl Otto Pohl
  Former President, Deutsche Bundesbank

Anthony R. Pustorino
  Certified Public Accountant
  Professor, Pace University

Salvatore J. Zizza
  Chairman & Chief Executive Officer,
  The Lehigh Group, Inc.

Officers

Mario J. Gabelli, CFA
  President & Chief Investment Officer

Bruce N. Alpert
  Vice President & Treasurer

Douglas Neviera
  Assistant Vice President

James E. McKee
  Secretary

Investment Advisor

Gabelli Funds, Inc.
One Corporate Center
Rye, New York  10580-1434

Custodian

State Street Bank and Trust Company

Counsel

Willkie Farr & Gallagher

Transfer Agent and Registrar

State Street Bank and Trust Company

Stock Exchange Listing

NYSE-Symbol:  GGT
Shares Outstanding 11,296,548

The Net Asset Value appears in the Publicly Traded
Funds column, under the heading "General Equity
Funds," in Saturday's The New York Times and
"Specialized Equity Funds" in Monday's The Wall
Street Journal. It is also listed in Barron's Mutual
Funds/Closed End Funds section under the heading
"Specialized Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

------------------------------------------------
For general information about the Gabelli Funds,
call 1-800-GABELLI (1-800-422-3554), fax us
at 914-921-5118, visit Gabelli Funds' Internet
homepage at: http://www.gabelli.com
or e-mail us at: closedend@gabelli.com
------------------------------------------------

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Multimedia Trust may from time to time purchase shares of its capital stock in the open market when the Multimedia Trust shares are trading at a discount of 10% or more from the net asset value of the shares.
--------------------------------------------------------------------------------

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    One Corporate Center, Rye, NY 10580-1434
                      Phone: 1-800-GABELLI (1-800-422-3554)
              Fax: 1-914-921-5118 Internet: http://www.gabelli.com
                          e-mail: closedend@gabelli.com